UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22280

Goldman Sachs Credit Strategies Fund

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2011

Credit Strategies Fund

Goldman Sachs Credit Strategies Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussion and Analysis	2

Schedule of Investments	7

Financial Statements	13

Financial Highlights	16

Notes to the Financial Statements	18

Other Information	27

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS CREDIT STRATEGIES FUND

Principal Investment Strategies and Risks

The Credit Strategies Fund is a closed-end interval fund that invests opportunistically in, among other things, credit-related instruments, including debt securities, instruments and obligations of U.S. and non-U.S. government, corporate and other non-governmental entities and issuers, and preferred securities. The Fund’s investments in credit-related instruments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. A number of instruments and strategies used by the Fund may involve non-investment grade securities, including without limitation distressed securities, special situation investments and collateralized loan obligations. Non-investment grade securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may purchase the securities of issuers that are in default. The Fund may also make substantial investments in derivative instruments. Derivative instruments may involve a high degree of financial and other risks. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. These risks may result in greater share price volatility. The Fund may invest in foreign securities, which may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds and may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments.

As an unlisted, closed-end interval fund, shareholders of the Fund are not able to have their shares redeemed or otherwise sell their shares on a daily basis. Instead, the Fund will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at net asset value. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to receive a portion of their Shares repurchased. The Fund is suitable only for investors who can bear the risks associated with limited liquidity of the Shares.

PORTFOLIO RESULTS

Goldman Sachs Credit Strategies Fund

Investment Objective

The Fund seeks a total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Corporate Credit Portfolio Management Team discusses the Goldman Sachs Credit Strategies Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Common Shares generated a cumulative total return, without sales charges, of -2.06%. These returns compare to the 0.14% cumulative total return of the Fund’s benchmark, the Bank of America/Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (the “B of A/Merrill Lynch Index”) during the same time period.

Because the composition of the B of A/Merrill Lynch Index (e.g. short-term cash securities) is not comparable to the range of instruments in which the Fund may transact (e.g., various credit-related instruments), the B of A/Merrill Lynch Index is for informational purposes only. The benchmark is not necessarily an indication of how the Fund is managed nor of the Fund’s portfolio holdings.

Q	What economic and market factors most influenced the corporate credit markets as a whole during the Reporting Period?

A	A confluence of events weighed heavily on the corporate credit markets during the Reporting Period. These events included the heightened focus on the European sovereign debt crisis, the unprecedented downgrade of U.S. Treasuries and indicators of slowing economic growth in the U.S. and abroad.

Early in the Reporting Period, concerns escalated over possible contagion from the Greek sovereign debt crisis. As the Reporting Period progressed, other peripheral European nations, Italy in particular, came under the spotlight as well. U.S. fiscal concerns then rose to the fore during the summer months of 2011, as Standard & Poor’s cut the nation’s AAA credit rating to AA+, even after the debt ceiling was raised. This sparked concern that AAA-rated core European nations, such as France, could become subject to the same fate, making a resolution to the European crisis even more difficult. In September, the focus of the markets turned to the European banking system, as concerns about the funding of European banks and their exposure to peripheral nation debt escalated. Meanwhile, the risk of a restructuring of Greek debt only added fuel to the fire. In short, throughout much of the Reporting Period, the corporate credit markets doubted the ability of the European authorities to deal with problems facing the Eurozone in a coordinated and timely fashion.

While concerns of slow economic growth were centered primarily within Europe through much of the Reporting Period, market participants became more worried about the possibility of a global recession during the third calendar quarter. These fears were founded on a deteriorating economic growth outlook in the U.S. due to lower than expected second calendar quarter Gross Domestic Product (“GDP”) figures, a sharp drop in manufacturing survey results and a stubbornly high unemployment rate. Furthermore, there were signs of slowing growth in Asia, as China’s manufacturing sector showed three consecutive months of contraction. While much of China’s slowdown was self imposed as its government sought to rein in lending and inflationary pressures in its economy, China has, nevertheless, been a key engine of global economic growth since the financial crisis, raising questions about whether a slowing of global economic growth is transitory or more intractable in nature.

Corporate credit markets had taken a somewhat cautious tone during the second calendar quarter but moved to a decidedly negative sentiment during the third quarter with supply/demand imbalances carrying valuations on corporate bonds far beyond fundamentals. Spreads on high yield corporate bonds, or the differential in yields between these securities and U.S. Treasuries, widened to levels not seen

PORTFOLIO RESULTS

since September 2009, with the option-adjusted spread on the Barclays Capital High Yield Index expanding 342 basis points to a differential of 807 basis points over duration-adjusted U.S. Treasuries. (Option-adjusted spread measures the yield spread that is not directly attributable to the security’s characteristics. A basis point is 1/100th of a percentage point.) Importantly, this widening was the result of poor liquidity and selling pressure rather than any meaningful rise in default expectations.

The new issue market ground to a virtual halt during the third calendar quarter, following record issuance during the first half of 2011. A mere $23 billion in high yield corporate bonds was issued during the third calendar quarter, which, even when considering the effects of seasonality, contrasts sharply with the $168 billion in new issues priced, or issued, during the first half of 2011. As risk premiums increased significantly, few deals came to market for issuers in more economically sensitive industries. On the demand side, mutual fund flows rebounded from large outflows in June with modest inflows in July, but outflows resumed in August and September. During the last four months of the Reporting Period, high yield corporate bond mutual funds experienced net outflows of $9 billion, bringing net inflows for the year-to-date through September 2011 to just under $2 billion.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	We have believed for some time that participants in the corporate credit markets did not fully appreciate the lack of depth available to support the high yield corporate bond market in the event of material outflows. Market dynamics in the third calendar quarter validated this view. While it is typical for liquidity from the broker-dealer community to dissipate during periods of market weakness, we believed the lack of support from this constituent would be worse than during previous sell-offs. Indeed, as a result of failures and consolidations of broker-dealers, there was less capital to support the market during this latest downturn. Moreover, due to regulatory changes and the severe profit deterioration at major banks, trading capital was harshly curtailed. Many individual credits suffered price erosion despite no actual trading activity during the third calendar quarter. Had more trading activity taken place, we believe price declines would have been even steeper in many instances.

As mentioned earlier, the corporate credit markets took a rather cautious tone during the second calendar quarter but moved to a decidedly negative sentiment during the third calendar quarter. As a result, the vast majority of the corporate issues in the Fund’s portfolio generated negative returns during the Reporting Period. As fundamentally-based investors, wherein we seek a total return comprised of income and capital appreciation through bottom-up security selection, we sought to take advantage of this dislocation to be a provider of liquidity to the market in many of the Fund’s core positions.

Q	Which segments of the corporate credit sector most significantly affected Fund performance?

A	In general, the Fund’s exposure to corporate bonds within the energy sector held up relatively well during the Reporting Period. Specifically, a position in Petrohawk Energy was the largest positive contributor to the Fund’s returns, as the company was acquired during the Reporting Period by BHP Billiton, an investment grade metals and mining company. Prior to the acquisition, Petrohawk Energy’s bonds were rated B+ by Standard & Poor’s; they were subsequently upgraded to BBB+.

Losses from positions in the consumer non-cyclical, financials and basic industry segments of the corporate credit sector detracted. The corporate issuer that had the greatest negative impact on the Fund’s portfolio during the Reporting Period was Ally Financial, a company that provides automobile and residential financing services in North America. The company had come under stress primarily due to losses suffered in its mortgage business. However, we believed its mortgage-related write-downs had largely been realized; that is, we believe the reduction in the value of these mortgage investments had already been applied against profits. The Fund owned both senior bonds and trust preferred securities in Ally Financial. Despite the sell-off, Ally Financial remained, at the end of the Reporting Period, one of our strongest fundamental credit views, and thus we held the investment, believing its senior bonds and trust preferred securities both offer the potential for attractive risk-adjusted returns going forward.

The Fund’s exposure to bank loans overall also detracted from its results during the Reporting Period. Positions in Springleaf Finance, which originates and services first and second real estate mortgages and offers loans for automobiles and other goods, and Univision, the leading Hispanic media corporation, were notable detractors within this segment of the Fund’s portfolio.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process. The Fund is focused solely on credit selection.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used foreign currency exchange forward contracts to hedge the currency risk in non-U.S. dollar-denominated issues to U.S. dollars. The Fund also used interest rate swaps to reduce the duration of the portfolio, thereby limiting the Fund’s exposure to changes in interest rates. Toward the end of the Reporting Period, the Fund used credit default swaps to tactically increase the Fund’s exposure to the high yield corporate bond market.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we favored short-dated credit with a bias toward those issuers that we believed had strong liquidity profiles and the ability to meet near-term obligations. As of September 30, 2011, approximately 25% of the Fund’s net assets was invested in securities with a maturity of less than three years, an increase from the Fund’s position at the start of the Reporting Period.

We also added to Fund positions in municipal bonds. During the Reporting Period, we believed municipal bonds were in the midst of a pricing dislocation as a result of large outflows by retail investors, leading, in turn, to forced sales of more complex and difficult-to-analyze municipal bonds. Accordingly, we added to Fund positions in this sector, while we reduced the Fund’s exposure to convertible bonds, which we believe no longer offered attractive risk-adjusted returns.

Q	How was the Fund positioned at the end of September 2011?

A	As of September 30, 2011, approximately 51% of the Fund’s net assets was invested in unsecured debt obligations, 33% in secured debt obligations, 4% in municipal bonds, 1% in preferred stocks, 1% in convertible securities, and the remainder in private common equities and cash and cash equivalents. The Fund had a total of 112 holdings from 78 issuers at September 30, 2011, with the Fund’s top corporate issuers, as measured by a percentage of total net assets invested, being BHP Billiton, MGM Resorts International, DJO and Ally Financial.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of September, the situation in Europe was far from resolved, and the global economy appeared, at best, poised for a prolonged period of slow growth. Still, we believed corporate credit was quite attractive given the recent sell-off. August was one of the worst months on record for the high yield corporate bond market, followed by a very weak September. However, we believe valuations at the end of September already discounted a mild recession and a meaningful rise in defaults, despite the lack of re-leveraging of balance sheets typically seen in the later stages of a credit cycle. Therefore, while high yield corporate bond spreads are likely, in our view, to remain volatile until Europe’s problems are resolved, the purge of highly leveraged credits during 2008 and 2009, coupled with a lack of aggressive re-leveraging of balance sheets thereafter, should limit the severity of the next default wave, absent a severe recession or systemic bank failure in Europe.

Indeed, negative headline news may continue to drive investors away from leveraged credits in the near term, but we believe this creates substantial opportunities for investors focused on the fundamentals of individual companies that have the liquidity and free cash flow to meet their obligations. As such, we remain constructive on the Fund’s current positioning, which is focused on high yield corporate credits at the higher end of the quality spectrum. We believe that, on a selective basis, investors can find opportunity in many of the companies that have recently refinanced to strengthen their balance sheets. At the end of September, we intended to avoid financial institutions with exposure to Europe as well as the lowest quality credits, which are still laboring under highly leveraged capital structures and suffering from weak margins.

In short, we continue to believe thoughtful issuer and security selection will be of paramount importance during the months ahead. Whatever the credit cycle or opportunity, our corporate credit team will continue to perform rigorous strategic analysis to identify what we believe to be the best current credit investment opportunities.

FUND BASICS

Credit Strategies Fund
as of September 30, 2011

PERFORMANCE REVIEW

Bank of America/
		Merrill Lynch USD		30-Day
		Libor 1-Month	30-Day	Standardized
April 1, 2011–	Fund Total Return	Constant Maturity	Standardized	Unsubsidized Yield
September 30, 2011	(based on NAV)[1]	Index[2]	Subsidized Yield[3]	(Gross)[3]

Common Shares	-2.06%	0.14%	5.21%	5.21%

[1]	The net asset value (“NAV”) represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America/Merrill Lynch USD 1-Month LIBOR Constant Maturity Index (“BofA/Merrill Lynch Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The BofA/Merrill Lynch Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. As such, the Fund, which invests primarily in corporate credit securities, may be expected to generate returns over various time periods with significant disparity from those of this benchmark index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/11	One Year	Since Inception	Inception Date

Common Shares	-0.80%	6.99%	6/15/09

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2.5%.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com/performance to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Common Shares	1.50%	1.50%

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment advisor and without shareholder approval. If this occurs, the expense ratios may change.

FUND BASICS

FUND COMPOSITION[6]

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum up to 100% due to the exclusion of other assets and liabilities. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

TOP TEN INDUSTRY ALLOCATIONS[7]

as of September 30, 2011	Percentage of Net Assets

Finance	20.5%
Energy – Exploration & Production	17.5
Health Care – Medical Products	7.7
Gaming	5.7
Services Cyclical – Rental Equipment	5.1
Health Care – Services	3.8
Media – Cable	3.3
Automotive	3.2
Lodging	2.9
Packaging	2.4

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments
September 30, 2011 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Secured Debt Obligations – 33.0%
Senior Term Loans(a) – 7.3%
Airlines – 0.3%
Delta Air Lines, Inc. (B/Ba2)
	$1,626,923	5.500%		04/20/17	$1,531,341

Consumer Cyclical Services – 0.6%
Mercury Payment Systems (NR/B2)
	3,017,438	6.500		07/03/17	2,987,263

Entertainment – 0.9%
Caesars Entertainment Operating Co. (B-/B3)
	4,970,000	3.253		01/28/15	4,134,841

Finance – 2.1%
iPayment, Inc. (B/Ba2)
	1,119,953	5.750		05/08/17	1,086,355
Springleaf Finance Corp. (B/B2)
	10,342,000	5.500		05/10/17	8,935,488

					10,021,843

Gaming – 0.6%
Chester Downs and Marina LLC (B/B3)
	2,725,862	12.375		07/29/16	2,712,233

Media – Non Cable – 2.1%
Univision Communications, Inc. (B-/B2)
	10,677,972	2.239		09/29/14	9,690,260

Real Estate Investment Trust – 0.7%
iStar Financial, Inc. (B+/B1)
	3,213,997	5.000		06/28/13	3,098,068

TOTAL SENIOR TERM LOANS
(Cost $36,746,956)					$34,175,849

Other Secured Debt Obligations – 25.7%
Airlines(b)(c) – 0.2%
United Air Lines, Inc. (BB-/Ba3)
	789,000	9.875		08/01/13	811,684

Automotive(b)(c) – 2.3%
Chrysler Group LLC/CG Co-Issuer, Inc. (B/B2)
	3,034,000	8.000		06/15/19	2,374,105
	9,412,000	8.250		06/15/21	7,270,770
Pittsburgh Glass Works LLC (B+/B2)
	1,336,000	8.500		04/15/16	1,222,440

					10,867,315

Consumer Products(b) – 0.2%
ACCO Brands Corp. (BB-/B1)
	815,000	10.625		03/15/15	872,050

Entertainment(b) – 1.9%
MU Finance PLC (NR/NR)
GBP	821,000	8.750		02/01/17	1,347,482
	$7,288,000	8.375	(c)	02/01/17	7,615,960

					8,963,442

Finance(b) – 4.6%
CIT Group, Inc. (B+/B2)
	636,000	5.250	(c)	04/01/14	601,020
	8,362,847	7.000		05/01/14	8,530,104
	6,463,000	7.000	(c)	05/04/15	6,301,425
	6,799,000	7.000	(c)	05/02/16	6,493,045

					21,925,594

Gaming(b) – 5.1%
MGM Resorts International (B/Ba3)
	20,749,000	10.375		05/15/14	22,486,729
Yonkers Racing Corp. (B+/B1)(c)
	1,538,000	11.375		07/15/16	1,599,520

					24,086,249

Health Care – Services – 1.7%
HCA, Inc. (BB/Ba3)(b)
	7,630,000	8.500		04/15/19	8,049,650
US Oncology, Inc. (NR/NR)
	5,876,000	9.125		08/15/17	44,070

					8,093,720

Lodging(b) – 2.9%
Felcor Lodging LP (NR/B2)
	8,677,000	10.000		10/01/14	9,024,080
Felcor Lodging LP (B-/B2)(c)
	5,227,000	6.750		06/01/19	4,652,030

					13,676,110

Media – Cable(b)(c) – 3.3%
Charter Communications Operating LLC (BB+/Ba2)
	13,500,000	8.000		04/30/12	13,736,250
LBI Media, Inc. (B-/B2)
	2,106,000	9.250		04/15/19	1,726,920

					15,463,170

Packaging(b) – 1.6%
Reynolds Group Issuer, Inc. (BB-/Ba3)
EUR	900,000	8.750		10/15/16	1,157,543
	$6,399,000	8.750	(c)	10/15/16	6,367,005

					7,524,548

Railroads(b) – 0.1%
RailAmerica, Inc. (BB+/B1)
	593,000	9.250		07/01/17	641,922

Services Cyclical – Rental Equipment(b) – 1.5%
Hertz Holdings Netherlands BV (B+/B1)
EUR	4,162,000	8.500	(c)	07/31/15	5,408,966
	1,218,000	8.500		07/31/15	1,582,735

					6,991,701

Telecommunications-Wireless(b)(c) – 0.0%
Clearwire Communications LLC/Clearwire Finance, Inc. (CCC-/Caa2)
	$265,000	12.000		12/01/17	159,000

The accompanying notes are an integral part of these financial statements.          7

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Secured Debt Obligations – (continued)

Tobacco(b) – 0.3%
Vector Group Ltd. (NR/B1)
	$1,469,000	11.000%		08/15/15	$1,491,035

TOTAL OTHER SECURED DEBT OBLIGATIONS
(Cost $124,385,613)					$121,567,540

TOTAL SECURED DEBT OBLIGATIONS
(Cost $161,132,569)					$155,743,389

Unsecured Debt Obligations – 51.1%
Automotive(b) – 0.9%
Allison Transmission, Inc. (CCC+/Caa1)(c)
	$2,527,000	11.000%		11/01/15	$2,634,397
Jaguar Land Rover PLC (B+/B1)
GBP	271,000	8.125		05/15/18	359,208
UCI International, Inc. (CCC+/B3)
	$1,079,000	8.625		02/15/19	1,000,773

					3,994,378

Brokerage(b) – 0.9%
E*Trade Financial Corp. (B-/B2)
	2,544,000	7.875		12/01/15	2,454,960
	1,996,000	6.750		06/01/16	1,991,010

					4,445,970

Electric(b) – 1.1%
Midwest Generation LLC (B+/Ba3)
	4,949,586	8.560		01/02/16	4,949,586

Energy – Exploration & Production(b) – 17.5%
Brigham Exploration Co. (CCC+/Caa1)
	1,806,000	8.750		10/01/18	1,959,510
	2,926,000	6.875		06/01/19	2,882,110
Chesapeake Energy Corp. (BB+/Ba3)
	4,808,000	9.500		02/15/15	5,409,000
Cimarex Energy Co. (BB+/Ba2)
	4,488,000	7.125		05/01/17	4,532,880
Linn Energy LLC/Linn Energy Finance Corp. (B/B2)
	1,308,000	6.500	(c)	05/15/19	1,232,790
	1,763,000	8.625		04/15/20	1,807,075
	414,000	7.750		02/01/21	409,860
Newfield Exploration Co. (BB+/Ba2)
	706,000	6.625		09/01/14	709,530
	5,511,000	6.625		04/15/16	5,566,110
Newfield Exploration Co. (BBB-/Ba1)
	1,558,000	5.750		01/30/22	1,540,472
Oasis Petroleum, Inc. (B-/Caa1)(c)
	510,000	7.250		02/01/19	498,525
Petrohawk Energy Corp. (BBB+/B3)
	16,808,000	7.875		06/01/15	17,963,550
	4,478,000	6.250		06/01/19	5,048,945
Plains Exploration & Production Co. (BB-/B1)
	17,208,000	7.750		06/15/15	17,724,240
	2,197,000	7.625		04/01/20	2,260,164
	2,140,000	6.625		05/01/21	2,075,800

Quicksilver Resources, Inc. (B/B2)
	7,558,000	8.250		08/01/15	7,217,890
SM Energy Co. (BB/B1)(c)
	545,000	6.625		02/15/19	545,000
Swift Energy Co. (BB-/B3)
	607,000	7.125		06/01/17	599,413
	831,000	8.875		01/15/20	873,589
Venoco, Inc. (B/Caa1)
	1,497,000	8.875		02/15/19	1,287,420
Whiting Petroleum Corp. (BB/Ba3)
	525,000	7.000		02/01/14	559,125

					82,702,998

Energy – Independent(b) – 0.4%
Rosetta Resources, Inc. (B+/Caa1)
	1,691,000	9.500		04/15/18	1,758,640

Finance – 13.8%
Ally Financial, Inc. (B+/B1)
	243,000	4.500		02/11/14	221,130
	9,693,000	6.750		12/01/14	9,208,350
	2,562,000	6.750		12/01/14	2,433,900
	3,090,000	0.000	(b)(d)	06/15/15	2,147,550
FCE Bank PLC (BB/Ba2)
EUR	500,000	7.250		07/15/13	673,183
	2,600,000	9.375		01/17/14	3,674,934
	9,769,000	4.750		01/19/15	12,301,492
Ford Motor Credit Co. LLC (BB-/Ba2)
	$3,291,000	8.700		10/01/14	3,521,370
GMAC International Finance BV (B+/B1)
EUR	2,483,000	7.500		04/21/15	3,043,838
International Lease Finance Corp. (BBB-/B1)
	$843,000	6.375		03/25/13	821,925
	3,677,000	5.875		05/01/13	3,548,305
iPayment, Inc. (CCC+/B3)(b)(c)
	147,000	10.250		05/15/18	138,180
National Money Mart Co. (B+/B2)(b)
	2,433,000	10.375		12/15/16	2,481,660
SLM Corp. (BBB-/Ba1)
EUR	14,712,000	3.125		09/17/12	19,342,114
	$1,370,000	5.000		10/01/13	1,349,312
	441,000	5.375		05/15/14	433,336

					65,340,579

Health Care – Medical Products(b) – 7.7%
Alere, Inc. (B/B2)
	2,892,000	7.875		02/01/16	2,732,940
Bausch & Lomb, Inc. (B/Caa1)
	11,263,000	9.875		11/01/15	11,375,630
DJO Finance LLC/DJO Finance Corp. (B-/B3)
	22,475,000	10.875		11/15/14	22,475,000

					36,583,570

Health Care – Services – 2.1%
HCA, Inc. (B-/B3)
	5,445,000	8.000		10/01/18	5,322,487

8          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Unsecured Debt Obligations – (continued)
Health Care – Services – (continued)

Tenet Healthcare Corp. (BB-/B1)(b)
	$4,386,000	8.875%	07/01/19	$4,627,230

				9,949,717

Media – Broadcasting & Radio(b) – 0.1%
LIN Television Corp. (B-/B3)
	515,000	6.500	05/15/13	496,975

Media – Non Cable(b) – 0.5%
Lamar Media Corp. (B+/B1)
	2,454,000	6.625	08/15/15	2,429,460

Packaging(b)(c) – 0.8%
Reynolds Group Issuer, Inc. (B-/Caa1)
	1,400,000	9.000	04/15/19	1,176,000
	3,150,000	9.875	08/15/19	2,772,000

				3,948,000

Paper(b)(c) – 0.2%
Xerium Technologies, Inc. (B/B3)
	1,047,000	8.875	06/15/18	952,770

Retailers(b) – 0.2%
Michaels Stores, Inc. (CCC/Caa2)
	413,000	11.375	11/01/16	417,130
Neiman-Marcus Group, Inc. (B-/Caa1)
	271,000	10.375	10/15/15	273,710

				690,840

Services Cyclical – Rental Equipment(b) – 3.6%
B-Corp Merger Sub, Inc. (CCC+/Caa1)(c)
	656,000	8.250	06/01/19	593,680
Hertz Corp. (B-/B2)
EUR	1,733,000	7.875	01/01/14	2,205,844
RSC Equipment Rental, Inc. (B-/Caa1)
	$14,354,000	9.500	12/01/14	14,210,460

				17,009,984

Telecommunications-Wireless(b) – 0.9%
Crown Castle International Corp. (B-/B1)
	711,000	9.000	01/15/15	760,770
Nextel Communications, Inc. (BB-/Ba3)
	3,707,000	6.875	10/31/13	3,623,592

				4,384,362

Telecommunications-Wirelines(b) – 0.4%
Cincinnati Bell, Inc. (B/B1)
	1,124,000	7.000	02/15/15	1,111,355
Windstream Corp. (B+/Ba3)
	792,000	8.625	08/01/16	821,700

				1,933,055

TOTAL UNSECURED DEBT OBLIGATIONS
(Cost $251,354,469)				$241,570,884

Convertible Debt Obligations – 1.0%
Energy – Exploration & Production(e) – 0.4%
PetroBakken Energy Ltd. (NR/NR)
	$2,100,000	3.125%	02/08/16	$1,638,000

Food & Drug Retailers(f) – 0.3%
Great Atlantic & Pacific Tea Co. (NR/NR)
	3,743,000	5.125	06/15/11	1,085,470
	1,375,000	6.750 (b)	12/15/12	398,750

				1,484,220

Noncaptive – Financial(b)(e) – 0.2%
Dollar Financial Corp. (NR/NR)
	950,000	2.875	06/30/27	1,026,732

Pipelines(b)(e) – 0.1%
Carrizo Oil & Gas, Inc. (NR/NR)
	691,000	4.375	06/01/28	683,859

TOTAL CONVERTIBLE DEBT OBLIGATIONS
(Cost $8,482,021)				$4,832,811

Municipal Debt Obligations – 4.3%
Alabama – 0.7%
Butler Industrial Development Board Solid Waste Disposal RB for Georgia Pacific Corp. Project Series 2004 (AMT) (BBB/NR)
	$3,350,000	5.750%	09/01/28	$3,303,536

Georgia – 0.2%
Brunswick & Glynn County Development Authority RB Georgia Pacific Corp. Series 1998 (NR/Baa3)
	1,000,000	5.550	03/01/26	972,900

Indiana – 0.2%
Jasper County Industrial Economic Development RB for Georgia Pacific Corp. Project Series 1997 (NR/Baa3)
	1,165,000	5.625	12/01/27	1,137,739

New York – 2.0%
New York City Industrial Development Agency RB for Liberty Interactive Corp. Project Series 2005 (BB+/Ba2)
	10,495,000	5.000	09/01/35	9,259,214

Oregon – 1.2%
Oregon State Economic Development RB for Georgia Pacific Corp. Series 1997 (NR/Baa3)
	5,875,000	5.700	12/01/25	5,818,306

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $20,285,687)				$20,491,695

Shares	Description	Value

Private Common Equity(i) – 0.3%
Capital Markets – 0.3%
97,905	DeepOcean Group Holding	$1,566,480
(Cost $2,045,096)

The accompanying notes are an integral part of these financial statements.          9

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

Shares	Rate	Value

Preferred Stocks(b)(g) – 1.2%
Ally Financial, Inc.
44,121	8.500%	$769,911
GMAC Capital Trust I
259,034	8.125	4,662,612

TOTAL PREFERRED STOCKS
(Cost $7,302,024)		$5,432,523

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $450,601,866)		$429,637,782

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(h) – 5.9%
Repurchase Agreement – 5.9%
Joint Repurchase Agreement Account II
$27,600,000	0.095%	10/03/11	$27,600,000
(Cost $27,600,000)

TOTAL INVESTMENTS – 96.8%
(Cost $478,201,866)			$457,237,782

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.2%			15,186,236

NET ASSETS – 100.0%			$472,424,018

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at September 30, 2011. Senior Term Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $76,883,482, which represents approximately 16.3% of net assets as of September 30, 2011.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Security is currently in default and/or non-income producing.

(g)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2011.

(h)	Joint repurchase agreement was entered into on September 30, 2011. Additional information appears on page 12.

(i)	Represents a restricted security acquired on May 26, 2011 at a cost of $2,045,096.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service. A description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
EUR	—	Euro
GBP	—	British Pound

Investment Abbreviations:
AMT	—	Alternative Minimum Tax
LIBOR	—	London Interbank Offered Rate
NR	—	Not Rated
RB	—	Revenue Bond

10          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2011, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Citibank NA	USD/EUR	10/06/11	$1,306,196	$72,844
	USD/EUR	11/02/11	11,251,222	1,124,414
	USD/EUR	12/09/11	11,183,237	757,342
	USD/EUR	01/17/12	11,484,533	604,643
	USD/EUR	02/15/12	13,352,766	846,240
	USD/EUR	03/12/12	8,571,429	306,907
	USD/EUR	03/16/12	535,714	12,126
	USD/EUR	03/23/12	2,517,850	71,286
	USD/GBP	03/23/12	1,868,341	10,127

TOTAL				$3,805,929

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Citibank NA	EUR/USD	12/09/11	$8,973,376	$(627,992)

SWAP CONTRACTS — At September 30, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
	Notional		Payments	Payments
	Amount	Termination	Received by	Made by	Unrealized
Counterparty	(000s)	Date	the Fund	the Fund	Gain (Loss)*

Citibank NA
	$5,825	05/04/14	3 month LIBOR	1.249%	$(117,067)
	5,825	05/06/14	3 month LIBOR	1.294	(124,662)

TOTAL					$(241,729)

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain/loss of the swap contract(s) is equal to their market value.

The accompanying notes are an integral part of these financial statements.          11

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments (continued)
September 30, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

					Credit
					Spread at		Upfront
		Notional	Rates Received		September 30,		Payments
	Referenced	Amount	(Paid) by	Termination	2011	Market	Made (Received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(Basis Points)(a)	Value	by the Fund	Gain (Loss)

Protection Purchased:
Citibank NA	CDX North America High Yield Index 17	$4,200	(5.000)%	12/20/16	821	$(514,536)	$(380,426)	$(134,110)
Credit Suisse International (Sydney)	CDX North America High Yield Index 17	13,910	(5.000)	12/20/16	821	(1,704,093)	(1,281,173)	(422,920)

TOTAL						$(2,218,629)	$(1,661,599)	$(557,030)

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2011, the Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of October 3, 2011, as follows:

Principal Amount	Maturity Value	Collateral Value Allocation

$27,600,000	$27,600,219	$28,257,521

REPURCHASE AGREEMENTS — At September 30, 2011, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Principal Amounts

Barclays Capital, Inc.	0.050%	$2,791,397

Barclays Capital, Inc.	0.100	916,715

BNP Paribas Securities Co	0.120	5,557,585

Credit Suisse Securities LLC	0.040	1,031,304

JPMorgan Securities	0.090	10,542,225

Wells Fargo Securities LLC	0.110	6,760,774

TOTAL		$27,600,000

At September 30, 2011, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	1.375 to 5.410%	04/12/12 to 04/17/36

Federal Home Loan Bank	0.150 to 0.250	05/25/12 to 08/17/12

Federal Home Loan Mortgage Corp.	0.000 to 6.250	04/25/12 to 09/01/41

Federal National Mortgage Association	1.250 to 8.500	05/01/12 to 10/01/41

U.S. Treasury Notes	1.375 to 4.000	01/31/14 to 08/15/21

12          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement of Assets and Liabilities
September 30, 2011 (Unaudited)

Assets:

Investments in securities, at value (identified cost $478,201,866)	$457,237,782
Foreign currencies, at value (identified cost $1,844,944)	1,833,677
Receivables:
Investment securities sold on an extended-delivery basis	10,519,775
Investment securities sold, at value	9,195,894
Fund shares sold	4,833,779
Interest receivable, at value	4,231,512
Forward foreign currency exchange contracts, at value	3,805,929
Collateral on certain derivative contracts	1,256,913
Other assets	2,114

Total assets	492,917,375

Liabilities:

Due to custodian	205,625
Payables:
Investment securities purchased on an extended-delivery basis	732,936
Investment securities purchased	8,365,845
Income distribution	5,740,588
Swap contracts, at value (includes upfront payments received of $1,661,599)	2,460,358
Collateral on certain derivative contracts	1,660,000
Forward foreign currency exchange contracts, at value	627,992
Amounts owed to affiliates	567,545
Accrued expenses	132,468

Total liabilities	20,493,357

Net Assets:

Paid-in capital	480,829,446
Distributions in excess of net investment income	(288,401)
Accumulated net realized gain from investment, swap and foreign currency related transactions	10,521,933
Net unrealized loss on investments, swaps and translation of assets and liabilities denominated in foreign currencies	(18,638,960)

NET ASSETS	$472,424,018

Shares Outstanding $0.001 par value (unlimited shares authorized):	46,195,424
Net asset value, offering price per share:(a)	$10.23

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0256) is $10.49.

The accompanying notes are an integral part of these financial statements.          13

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement of Operations
For the Six Months Ended September 30, 2011 (Unaudited)

Investment income:

Interest	$15,793,347
Dividends	230,927

Total investment income	16,024,274

Expenses:

Management fees	2,563,679
Distribution and Service fees	597,187
Transfer Agent fees	384,552
Professional fees	79,798
Custody and accounting fees	72,972
Printing and mailing costs	55,699
Registration fees	14,287
Trustee fees	8,592
Other	10,661

Total expenses	3,787,427

NET INVESTMENT INCOME	12,236,847

Realized and unrealized gain (loss) from investment, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	2,747,995
Swap contracts	354,383
Foreign currency related transactions (includes $(2,217,136) of net realized losses on forward foreign currency exchange contracts)	(1,385,896)
Net change in unrealized gain (loss) on:
Investments	(27,837,106)
Swap contracts	(798,759)
Translation of assets and liabilities denominated in foreign currencies (includes $5,034,153 of net unrealized gains on forward foreign currency exchange contracts)	4,910,917

Net realized and unrealized loss from investment, swap and foreign currency related transactions	(22,008,466)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,771,619)

14          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the Fiscal
	September 30, 2011	Year Ended
	(Unaudited)	March 31, 2011

From operations:

Net investment income	$12,236,847	$25,494,546
Net realized gain from investment, swap and foreign currency related transactions	1,716,482	17,628,225
Net change in unrealized loss on investments, swaps, unfunded loan commitments and translation of assets and liabilities denominated in foreign currencies	(23,724,948)	(6,117,384)

Net increase (decrease) in net assets resulting from operations	(9,771,619)	37,005,387

Distributions to shareholders:

From net investment income	(12,324,376)	(25,333,306)
From net realized gains	—	(14,893,765)

Total distributions to shareholders	(12,324,376)	(40,227,071)

From share transactions:

Proceeds from sales of shares	39,898,165	156,065,960
Reinvestment of distributions	860,318	25,721,041
Cost of shares redeemed	(78,035,954)	(78,443,334)

Net increase (decrease) in net assets resulting from share transactions	(37,277,471)	103,343,667

TOTAL INCREASE (DECREASE)	(59,373,466)	100,121,983

Net assets:

Beginning of period	531,797,484	431,675,501

End of period	$472,424,018	$531,797,484

Distribution in excess of net investment income	$(288,401)	$(200,872)

The accompanying notes are an integral part of these financial statements.          15

GOLDMAN SACHS CREDIT STRATEGIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2011	$10.70	$0.25	$(0.47)	$(0.22)	$(0.25)	$—	$(0.25)

FOR THE FISCAL YEAR ENDED MARCH 31,
2011	10.75	0.56	0.26	0.82	(0.56)	(0.31)	(0.87)

FOR THE PERIOD ENDED MARCH 31,
2010 (Commenced June 15, 2009)	10.00	0.48	0.82	1.30	(0.45)	(0.10)	(0.55)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

16          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$10.23	(2.06)%	$472,424	1.48	%(c)	1.48	%(c)	4.77	%(c)	109%

10.70	7.94	531,797	1.50		1.50		5.23		204

10.75	13.33	431,676	1.60	(c)	1.67	(c)	5.88	(c)	122

The accompanying notes are an integral part of these financial statements.          17

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements
September 30, 2011 (Unaudited)

1. ORGANIZATION

Goldman Sachs Credit Strategies Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “Act”) which commenced operations on June 15, 2009. The Fund seeks a total return comprised of income and capital appreciation. The Fund is organized as a Delaware statutory trust and was established by the Declaration of Trust as amended and restated on March 12, 2009. The Fund currently offers one class of common shares (the “Shares”). The Fund charges a maximum sales charge of 2.50% of the Fund’s offering price.
The Fund is an “interval fund”, a type of fund which, in order to provide some liquidity to shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”), pursuant to Rule 23c-3 under the Act.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman Sachs & Co. (“Goldman Sachs” or the “Distributor”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the NAV per share of the investment company on the valuation date.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

B. Investment Transactions and Investment Income — For financial reporting purposes, investment transactions are reflected on trade date. For daily NAV calculation purposes, investment transactions are accounted for on the following business

GOLDMAN SACHS CREDIT STRATEGIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

day. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Certain dividends from foreign securities will be recorded when the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.

C. Expenses — Expenses incurred by the Fund, which may not specifically relate to the Fund, may be shared with other registered investment companies having management agreements with GSAM and Goldman Sachs Asset Management International (“GSAMI”), as appropriate. These expenses are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income, if any, is declared daily and paid quarterly and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statement of Operations, however, the effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included as an increase or decrease to net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies.

F. Forward Foreign Currency Exchange Contracts — All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Fund on a daily basis and realized gains or losses are recorded on the settlement date of a contract.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk, and the overall risk at the portfolio level may be mitigated by any applicable related and offsetting transactions. The Fund must set aside liquid assets, or engage in other appropriate measures to cover its obligations under these contracts.

G. Repurchase Agreements — The Fund may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

H. Senior Term Loans — The Fund may invest in Senior Term Loans, which are exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), and contain certain restrictions on resale and cannot be sold publicly. Senior Term Loans are portions of loans originated by banks and sold in pieces to investors, typically on an extended delivery basis. These floating rate loans (“Loans”) in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. The Fund may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded Loan Commitments represent the remaining obligation of the Fund to the borrower. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a Senior Term Loan. All Senior Term Loans and Unfunded Loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Senior Term Loans including Unfunded Loan Commitments are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

I. Swap Contracts — Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund, are recorded as an asset and/or liability, and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations.

GOLDMAN SACHS CREDIT STRATEGIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Therefore, GSAM considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statement of Assets and Liabilities. The Fund may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures to cover its obligations under these contracts. The Fund may invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

3. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Fund’s investments and derivatives categorized in the fair value hierarchy as of September 30, 2011:

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Secured Debt Obligations	$—	$155,743,389	$—
Unsecured Debt Obligations	—	241,570,884	—
Convertible Debt Obligations	—	3,194,811	1,638,000
Municipal Debt Obligations	—	20,491,695	—
Common Stock and/or Other Equity Investments	—	5,432,523	1,566,480
Short-term Investments	—	27,600,000	—

Total	$—	$454,033,302	$3,204,480

Derivative Type

Assets
Forward Foreign Currency Exchange Contracts*	$—	$3,805,929	$—

Liabilities
Forward Foreign Currency Exchange Contracts*	$—	$(627,992)	$—
Interest Rate Swap Contracts	—	(241,729)	—
Credit Default Swap Contracts	—	(2,218,629)	—

Total	$—	$(3,088,350)	$—

*	Amount shown represents unrealized gain (loss) at period end.

The following is a reconciliation of Level 3 investments for the six months ended September 30, 2011:

	Equity	Fixed Income
	Private Common	Convertible Debt
	Equity	Obligations

Beginning Balance as of April 1, 2011	$—	$—
Realized gain (loss)	—	—
Unrealized gain (loss) relating to instruments still held at reporting date	(478,616)	(339,354)
Purchases	2,045,096	1,977,354
Sales	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Ending Balance as of September 30, 2011	$1,566,480	$1,638,000

4. INVESTMENTS IN DERIVATIVES

The Fund may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date,

GOLDMAN SACHS CREDIT STRATEGIES FUND

4. INVESTMENTS IN DERIVATIVES (continued)

or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the six months ended September 30, 2011, the Fund entered into certain derivative contract types. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of September 30, 2011. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

	Statement of Assets		Statement of Assets
	and Liabilities		and Liabilities
Risk	Location	Assets	Location	Liabilities
Interest rate	—	$—	Payables for swap contracts, at value	$(241,729	)(a)

Credit	—	—	Payables for swap contracts, at value	(2,218,629	)(a)

Currency	Receivables for forward foreign currency exchange contracts, at value	3,805,929	Payables for forward foreign currency exchange contracts, at value	(627,992)

Total		$3,805,929		$(3,088,350)

(a)	Aggregate of amounts include $2,460,358, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. The amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$8,174	$(241,729)	2

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	346,209	(557,030)	1

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	(2,217,136)	5,034,153	14

Total		$(1,862,753)	$4,235,394	17

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2011.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the six months ended September 30, 2011, the contractual and effective management fee with GSAM was at the following rates:

Contractual Management Rate
First	Next	Next	Next	Over	Effective
$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

1.00%	0.90%	0.86%	0.84%	0.82%	1.00%

B. Service Plan — The Fund has adopted a Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to receive a fee (“Service fee”) equal to, on an annual basis, up to 0.25% of the Fund’s average daily net assets attributed to the Shares. This fee is for personal and account maintenance services, and may be used to make payments: (i) to Goldman Sachs, or (ii) by Goldman Sachs to certain brokers, dealers and financial service firms that have entered into agreements with Goldman Sachs to provide such services.

C. Distribution Agreement — Goldman Sachs also serves as distributor of the Shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs will receive no compensation for its services as Distributor.

D. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly at an annual rate of 0.15% of the average daily net assets of the Shares.

E. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.204% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense limitations may be modified or terminated at any time at the option of GSAM. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Fund’s expenses.
As of September 30, 2011, the amounts owed to affiliates were (in thousands) $401, $107 and $60 for management, service, and transfer agent fees, respectively.

F. Line of Credit Facility — As of September 30, 2011, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2011, the Fund did not have any borrowings under the facility.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2011, were $520,577,239 and $556,160,348, respectively.

GOLDMAN SACHS CREDIT STRATEGIES FUND

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, March 31, 2011, the Fund’s timing difference (post-October losses and income distribution payable), was $6,714,322, on a tax basis.
As of September 30, 2011, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$478,285,411

Gross unrealized gain	1,763,711
Gross unrealized loss	(22,811,340)

Net unrealized security loss	$(21,047,629)

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable to wash sales and net mark-to-market gains (losses) on foreign currency exchange contracts.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior year, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

8. OTHER RISKS (continued)

Portfolio Concentration Risk — As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SHARES OF BENEFICIAL INTEREST

Each quarter, the Board of Trustees, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a particular Repurchase Offer (defined below). The Repurchase Offer Amount will be at least 5% but not more than 25% of the total number of Shares outstanding on the date by which a shareholder can tender their Shares in response to a Repurchase Offer (“Repurchase Request Deadline”). In connection with any given Repurchase Offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares on the Repurchase Request Deadline. If shareholders tender more than the Repurchase Offer Amount for a particular Repurchase Offer, the Fund may repurchase up to an additional 2% of the Shares outstanding on the Repurchase Request Deadline. The Fund may not be able to repurchase the entire amount of Shares a shareholder has tendered in a Repurchase Request for a particular Repurchase Offer if the aggregate tenders exceed the Repurchase Offer Amount and, when applicable, up to the additional 2% of Shares offered to be repurchased by the Fund.
For the six months ended September 30, 2011, the Fund extended the following Repurchase Offers:

	Percentage of Outstanding	Amount of Shares
Repurchase Request	Shares the Fund Offered	the Fund Offered	Number of Shares
Deadline	to be Repurchased	to Repurchase	Tendered

6/17/2011	8%	5,086,504	4,982,846

9/16/2011	10%	4,792,893	2,415,205

The Fund is authorized to issue an unlimited number of shares and at the date of this report has registered 125,100,000 shares, par value $0.001 each. Transactions in shares of beneficial interest were as follows:

	For the Six Months Ended	For the Fiscal Year Ended
	September 30, 2011	March 31, 2011

Shares sold	3,793,686	14,491,244
Reinvestment of distributions	82,659	2,416,970
Shares repurchased	(7,398,051)	(7,360,068)

NET INCREASE (DECREASE)	(3,521,706)	9,548,146

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Fund Expenses — Six Month Period Ended September 30, 2011 (Unaudited)

As a shareholder of Common Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees; service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 through September 30, 2011.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid for the
	Account Value	Account Value	6 Months Ended
Common Shares	4/01/11	9/30/11	9/30/11*
Actual	$1,000.00	$979.40	$7.32
Hypothetical 5% return	1,000.00	1,017.60 +	7.47

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 1.48%.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Credit Strategies Fund (the “Fund”) is a closed-end management investment company that commenced operations on June 15, 2009. The Board of Trustees oversees the management of the Fund and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Fund’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).
The Management Agreement was most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Fund, including comparisons to the performance of similar funds, as provided by a third party fund data provider (the “Outside Data Provider”), and its benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Fund;
(d)	expense information for the Fund, including:

(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	comparative information on the advisory fees charged and services provided to another account managed by the Investment Adviser having an investment objective and policies similar to those of the Fund;

(e)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertaking of the Investment Adviser to reimburse certain expenses of the Fund that exceed a specified level;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.
The Trustees also received an overview of the Fund’s distribution and servicing arrangements. They received information regarding the Fund’s assets, share purchase, and repurchase offer activity, and the payment of service fees by the Fund to Goldman, Sachs & Co. (“Goldman Sachs”), the Fund’s affiliated distributor. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and the other, non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various portfolio management teams that had occurred in recent periods, the potential benefit to the Fund of recent increases in headcount at the Investment Adviser and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance
The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared investment performance of the Fund to its peers using the rankings compiled by the Outside Data Provider for the one-year period ended December 31, 2010, and to its performance benchmark. The Trustees also reviewed updated information prepared by the Investment Adviser comparing the Fund’s investment performance to that of its performance benchmark. They also reviewed the investment performance of the Fund in light of its investment objective and policies, market conditions and credit and duration parameters. The Trustees considered whether the Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. The Independent Trustees also noted that the Fund had a total return in excess of 1-month LIBOR for the one-year period ended May 31, 2011.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered closed-end interval fund.
In particular, the Trustees reviewed an analysis prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analysis provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe and an expense analysis which compared the Fund’s expenses to a peer group and a category universe. The analysis also compared the Fund’s transfer agency fees, custody and accounting fees, service fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.
In addition, the Trustees considered the Investment Adviser’s undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level. They also considered comparative information on the advisory fees charged and services provided to another account managed by the Investment Adviser having an investment objective and policies similar to those of the Fund, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Fund under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are periodically allowed to tender all or a portion of their Fund shares for repurchase by the Fund, subject to certain limitations imposed by the Fund, if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Fund were provided for 2010 and 2009, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Fund’s breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily	Management Fee
Net Assets	Annual Rate

First $1 billion	1.00%
Next $1 billion	0.90
Next $3 billion	0.86
Next $3 billion	0.84
Over $8 billion	0.82

The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and repurchase activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a certain amount. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain service fees payable by the Fund pursuant to the Service Plan; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders
The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the registered fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2012.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Divisionof Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With $699.7 billion in assets under management as of September 30, 2011, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2] Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square
Money Market Fund
■ Financial Square Prime
Obligations Fund
■ Financial Square Treasury
Instruments Fund
■ Financial Square Treasury
Obligations Fund
Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fund
■ Growth Opportunities Fund
■ U.S. Equity Fund
Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap
Growth Fund
■ Structured Large Cap
Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed
Equity Fund
■ Structured International
Tax-Managed Equity Fund
■ U.S. Equity Dividend and
Premium Fund
■ International Equity Dividend
and Premium Fund

■ Structured International Small
Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets
Equity Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund
Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate
Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
Total Portfolio Solutions[4]
■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global
Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions & Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ending June 30, 2011 are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Q, when available, may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of September 30, 2011 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2011 Goldman Sachs. All rights reserved. 63387.MF.MED.TMPL / 11 / 2011 CRSTRSAR11 / 1K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Credit Strategies Fund

/s/ James A. McNamara

By: James A. McNamara
President/Principal Executive Officer
Goldman Sachs Credit Strategies Fund

Date: December 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
President/Principal Executive Officer
Goldman Sachs Credit Strategies Fund

Date: December 7, 2011

/s/ George F. Travers
By: George F. Travers
Principal Financial Officer
Goldman Sachs Credit Strategies Fund

Date: December 7, 2011